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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Guidance Software, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

 EXPLANATORY NOTE

        This Amendment No. 1 to Guidance Software Inc.'s previously filed definitive proxy statement dated March 30, 2016 is being filed to correct an error in the record date in the proxy card. This Amendment No. 1 amends and restates the proxy card contained in the previously filed definitive proxy statement to correctly reflect the record date as March 18, 2016.

GUIDANCE SOFTWARE, INC.

WHITE PROXY CARD

YOUR VOTE IS IMPORTANT.  PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

VOTE BY INTERNET – WWW.CESVOTE.COM

Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the annual meeting date.  Have your proxy card in hand when you access the website and follow the instructions.

OR

VOTE BY TELEPHONE – 1-888-693-8683

Use a touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the annual meeting date.  Have your proxy card in hand when you call and then follow the instructions.

OR

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided to: Guidance Software, Inc., c/o Corporate Election Services, P.O. Box 3230, Pittsburgh, PA 15230.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card

CONTROL NUMBER

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:  The Annual Report, Notice & Proxy Statement are available at www.ViewOurMaterial.com/GUID

The Board of Directors recommends a vote “FOR” the directors listed below in Proposal No. 1, a vote “FOR” Proposal Nos. 2 and 3 and a vote “AGAINST” Proposal No. 4.

If submitting a proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing.
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The Board of Directors recommends a vote “FOR” the directors listed below in Proposal 1.

Proposal No. 1. To elect six (6) directors for a one-year term to expire at the 2017 Annual Meeting of Stockholders.  Our present Board of Directors has nominated and recommends for election as director the following persons:

Nominees	FOR	WITHHOLD

(1) Reynolds C. Bish	❑	❑
(2) Max Carnecchia	❑	❑
(3) Patrick Dennis	❑	❑
(4) Wade Loo	❑	❑
(5) Christopher Poole	❑	❑
(6) Robert van Schoonenberg	❑	❑

The Board of Directors recommends a vote “FOR” Proposals 2 and 3.

Proposal No. 2.  To ratify the selection of Ernst & Young LLP as independent registered public accountants of the Company for the fiscal year ending December 31, 2016.

❑   FOR        ❑   AGAINST        ❑   ABSTAIN

Proposal No. 3.  To consider and vote upon the Guidance Software, Inc. Second Amended and Restated 2004 Equity Incentive Plan, as amended.

❑   FOR        ❑   AGAINST        ❑   ABSTAIN

The Board of Directors recommends a vote “AGAINST” Proposal 4.

Proposal No. 4.  Proposal to amend the Company’s Fourth Amended and Restated Bylaws to permit stockholders to call special meetings of stockholders.

❑   FOR        ❑   AGAINST        ❑   ABSTAIN

Note:  Please sign your name exactly as it appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, give your title.  When shares are in the names of more than one person, each should sign.

Stockholder Signature	Date

Title

Stockholder (Joint Owner) Signature	Date

Title

TO SUBMIT A PROXY BY MAIL, DETACH ALONG THE PERFORATION, MARK, SIGN, DATE AND RETURN
THE BOTTOM PORTION PROMPTLY USING THE ENCLOSED ENVELOPE.
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WHITE PROXY CARD

GUIDANCE SOFTWARE, INC.

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 11, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Barry Plaga, Alfredo Gomez or either of them, as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Guidance Software, Inc. (the “Company”) held of record by the undersigned on March 18, 2016, at the Annual Meeting of Stockholders to be held in The San Marino Room, Lobby Level, at The Hilton Pasadena, 168 South Los Robles Avenue, Pasadena, CA 91106-2375 on May 11, 2016, at 8:30 a.m. Pacific Time or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 REGARDING THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3, “AGAINST” PROPOSAL 4, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS AND POSTPONEMENTS THEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

(Continued and to be signed on the reverse side)

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EXPLANATORY NOTE